UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 17, 2009

HOMELAND SECURITY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-15216	86-0892913
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7920 Beltline Road, Suite 770, Dallas, Texas		75254
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (972) 386-6667

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 1.01 Entry into a Material Definitive Agreement

As previously reported in our Current Report on Form 8-K filed on July 8, 2009, we entered into a Purchase Order Agreement, or the PO, with COMEX, LLC on June 29, 2009, in connection with the sale of our soil additive that is used in our soil remediation process through our joint venture with Huma-Clean.

The material terms of the PO are: (i) COMEX’s purchase of 300,000 metric tons of our soil additive (ii) the purchase price is $180.00 per metric ton for a total of $54,000,000; (iii) the purchase price is CIF Kandla Port, India; (iv) the contract is contingent upon a documentary Letter of Credit (“LOC”) being issued to COMEX by its client (an agency or corporation sponsored by the Indian government) without which COMEX will be under no obligation to complete this PO agreement; (v)  upon successfully attaining the LOC, Comex will assign its rights under the LOC to us so that we can partially monetize the LOC for working capital; the parties to the PO estimate that shipments will begin within forty-five (45) days of executing the PO or as soon as commercially viable; and (vi) each shipment shall represent 25,000 tons or $4,500,000 for a total of 12 shipments.

On November 17, 2009, we executed an extension letter, or the Extension Letter, to the PO whereby we granted a 30 day extension to the PO for the first shipment of 25,000 tons of our soil additive.  As indicated in the Extension Letter, Comex is waiting for the LOC to be issued from the end user in India and this has taken more time than originally anticipated, however, we can give no assurance that Comex will be able to obtain the LOC within the 30 day extension or at all.  We have produced enough finished product to fulfill the annual volume required by the PO, however, sales to other buyer are being negotiated and this inventory may be used to supply those needs.  As additional orders are received, we will continue to replace the finished product inventory as necessary to fulfill the PO with Comex.  No other terms of the PO were modified by the Extension Letter.

The material terms of the Purchase Order Agreement are qualified in their entirety by the agreement attached as Exhibit 10.1 to our Current Report on Form 8-K filed July 8, 2009 and incorporated herein by reference.   The material terms of the Extension Letter are qualified in their entirety by the letter attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
10.1	Extension Letter to the Purchase Order Agreement between Comex and Homeland Security Network, Inc. executed November 17, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Homeland Security Network, Inc.
(Registrant)

Date	November 18, 2009

/s/ Peter Ubaldi
(Signature)
Peter Ubaldi,. Chief Executive Officer